Exhibit 10.10

TRANSFER AGENT INSTRUCTIONS

SUPERGEN, INC.

June    , 2003

Mellon Investor Services LLC
235 Montgomery Street
23rd Floor
San Francisco, California  94104
Attention:  Sharon Magidson

Ladies and Gentlemen:

Reference is made to that certain Securities Purchase Agreement, dated as of date hereof (the “Agreement”), by and among SuperGen, Inc., a Delaware corporation (the “Company”), and the investors named on the Schedule of Buyers attached thereto (collectively, the “Holders”), pursuant to which the Company is issuing to the Holders senior convertible notes (the “Notes”), which are convertible into shares of common stock of the Company, par value $.001 per share (the “Common Stock”).

This letter shall serve as our irrevocable authorization and direction to you (provided that you are the transfer agent of the Company at such time) to issue shares of Common Stock upon conversion of the Notes (the “Conversion Shares”) to or upon the order of a Holder from time to time upon delivery to you of a properly completed and duly executed Conversion Notice, in the form attached hereto as Exhibit I, which has been acknowledged by the Company as indicated by the signature of a duly authorized officer of the Company thereon.

You acknowledge and agree that so long as you have previously received (a) written confirmation from the Company (or its outside legal counsel) that either (i) a registration statement covering resales of the Conversion Shares has been declared effective by the Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “1933 Act”), or (ii) that sales of the Conversion Shares may be made in conformity with Rule 144 under the 1933 Act and (b) if applicable, a copy of such registration statement, then within two (2) business days of your receipt of the Conversion Notice (provided that any receipt after 1:00 p.m. pacific time will be considered received on the following business day), you shall issue the certificates representing the Conversion Shares, and such certificates shall not bear any legend restricting transfer of the Conversion Shares thereby and should not be subject to any stop-transfer restriction; provided, further, however, that if such Conversion Shares are not registered for resale under the 1933 Act or able to be sold under Rule 144, then, the certificates for such Conversion Shares shall bear the following legend:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS.  THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE SECURITIES LAWS, OR (B) AN OPINION OF COUNSEL, IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT AND APPLICABLE STATE SECURITIES LAWS OR (II) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT.  NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

A form of written confirmation from counsel to the Company that a registration statement covering resales of the Conversion Shares has been declared effective by the SEC under the 1933 Act is attached hereto as Exhibit II.

Please be advised that the Holders are relying upon this letter as an inducement to enter into the Agreement and, accordingly, each Holder is a third party beneficiary to these instructions.

Please execute this letter in the space indicated to acknowledge your agreement to act in accordance with these instructions.  Should you have any questions concerning this matter, please contact Joseph Rubinfeld at (925) 560-0100, or Junling Ma at (650) 493-9300 at Wilson Sonsini Goodrich & Rosati, PC, our outside legal counsel.

Very truly yours,

SUPERGEN, INC.

By:
	Name:	Joseph Rubinfeld
	Title:	President/Chief Executive Officer

THE FOREGOING INSTRUCTIONS ARE

ACKNOWLEDGED AND AGREED TO

this        day of June, 2003

MELLON INVESTOR SERVICES LLC

By:
Name:
Title:

Enclosures

cc:	Smithfield Fiduciary LLC
Omicron Master Trust
Mainfield Enterprises Inc.
Cranshire Capital L.P.
OTAPE LLC

Eleazer N. Klein, Esq.

EXHIBIT I

SUPERGEN, INC.

CONVERSION NOTICE

TO BE EXECUTED BY THE REGISTERED HOLDER TO CONVERT THIS NOTE INTO COMMON STOCK

Reference is made to the Senior Exchangeable Convertible Note (the “Note”) issued to the undersigned by SuperGen, Inc. (the “Company”).  In accordance with and pursuant to the Note, the undersigned hereby elects to convert the Conversion Amount (as defined in the Note) of the Note indicated below into shares of common stock, par value $.001 per share, of the Company (the “Company Common Stock”) as of the date specified below.

Date of Conversion:

Aggregate Conversion Amount to be converted:

Please confirm the following information:

Conversion Price:

Number of shares of Company Common Stock to be issued:

Please issue the Company Common Stock into which the Note is being converted in the following name and to the following address:

Issue to:

Facsimile Number:

Authorization:

By:
Title:
Dated:

Account Number:
(if electronic book entry transfer)

Transaction Code Number:
(if electronic book entry transfer)

ACKNOWLEDGMENT

The Company hereby acknowledges this Conversion Notice and hereby directs Mellon Investor Services LLC to issue the above indicated number of shares of Company Common Stock in accordance with the Transfer Agent Instructions dated June    , 2003 from the Company and acknowledged and agreed to by Mellon Investor Services LLC.

SUPERGEN, INC.

By:
Name:
Title:

EXHIBIT II

FORM OF NOTICE OF EFFECTIVENESS
OF REGISTRATION STATEMENT

Mellon Investor Services LLC
235 Montgomery Street
23rd Floor
San Francisco, California  94104
Attention:  Sharon Magidson

Re:          SuperGen, Inc.

Ladies and Gentlemen:

We are counsel to SuperGen, Inc., a Delaware corporation (the “Company”), and have represented the Company in connection with that certain Securities Purchase Agreement (the “Purchase Agreement”) entered into by and among the Company and the buyers named therein (collectively, the “Holders”) pursuant to which on June    , 2003 the Company issued to the Holders senior exchangeable convertible notes (the “Notes”) convertible into shares of the Company’s common stock, par value $.001 per share (the “Company Common Stock”).  Pursuant to the Purchase Agreement, the Company also has entered into a Registration Rights Agreement with the Holders (the “Registration Rights Agreement”) pursuant to which the Company agreed, among other things, to register the resale of the Registrable Securities (as defined in the Registration Rights Agreement), including the shares of Company Common Stock issuable upon conversion of the Notes and the Interest Shares issued or issuable under the Notes under the Securities Act of 1933, as amended (the “1933 Act”).  In connection with the Company’s obligations under the Registration Rights Agreement, on                     , 2003, the Company filed a Registration Statement on Form S-3 (File No. 333-                         ) (the “Registration Statement”) with the Securities and Exchange Commission (the “SEC”) relating to the Registrable Securities which names each of the Holders as a selling stockholder thereunder.

In connection with the foregoing, we advise you that a member of the SEC’s staff has advised us by telephone that the SEC has entered an order declaring the Registration Statement effective under the 1933 Act at [ENTER TIME OF EFFECTIVENESS] on [ENTER DATE OF EFFECTIVENESS], and we have no knowledge, after telephonic inquiry of a member of the SEC’s staff, that as of [time] on [date] any stop order suspending its effectiveness has been issued or that any proceedings for that purpose are pending before, or threatened by, the SEC, and the Registrable Securities are available for resale under the 1933 Act pursuant to the Registration Statement.

Very truly yours,

[ISSUER’S COUNSEL]

By:

CC:	SMITHFIELD FIDUCIARY LLC
OMICRON MASTER TRUST
MAINFIELD ENTERPRISES INC.
CRANSHIRE CAPITAL L.P.
OTATO L.P.